                                                                   EXHIBIT 10.16

               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

                  This Amended and Restated Registration Rights Agreement is made and entered into as of the 11th day of October, 2001, by and among Animas Corporation, a Delaware corporation (the "Company"), and the undersigned persons or entities identified on the signature pages hereto.

                  WHEREAS, HLM Management Company, a Massachusetts corporation ("HLM"), Liberty Ventures I, L.P. and Liberty Ventures II, L.P., each a limited partnership organized under the Delaware Revised Uniform Limited Partnership Act and a Federal licensee under the Small Business Investment Act of 1958, as amended, ("Liberty I" and "Liberty II," respectively, and together, "Liberty"), Johnson & Johnson Development Corporation, a New Jersey Corporation ("JJDC" and, together with HLM, Liberty and JJDC, the "Initial Series B Investors"), and certain of the other persons and entities listed on the signature pages hereto (each a "Series B Investor" and together with the Initial Series B Investors, the "Series B Investors"), hold shares of the Company's Series B Preferred Stock, par value $.01 per share (the "Series B Preferred Stock"), and possess certain registration rights and other rights pursuant to that certain Registration Rights Agreement dated January 22, 2001, by and among the Company and the Series B Investors (the "Existing Registration Rights Agreement");

                  WHEREAS, HLM, Liberty, JJDC, Katherine Crothall, an individual residing in the Commonwealth of Pennsylvania ("K. Crothall"), Graeme Crothall, an individual residing in the Commonwealth of Pennsylvania ("G. Crothall"), William Graham IV, an individual residing in the Commonwealth of Pennsylvania ("Graham"), Anvers L.P. and Anvers II L.P., each a limited partnership organized under the laws of the State of Delaware, (together, "Anvers"), and U.S. Bancorp Piper Jaffray ECM Fund II, LLC and U.S. Bancorp Piper Jaffray ECM Fund II, Investors 03, each a limited partnership organized under the laws of the State of Delaware, (together, "Piper Jaffray" and together with HLM, Liberty, JJDC, K. Crothall, G. Crothall, Graham, Anvers and Piper Jaffray, each individually, an "Initial Series C Investor," and collectively, the "Initial Series C Investors") are parties to a Series C Convertible Preferred Stock Purchase Agreement of even date herewith (the "Series C Purchase Agreement"), pursuant to which the Company has agreed to sell and issue to such Initial Series C Investors an aggregate of 1,281,762 shares at an Initial Closing (as defined therein), and such agreement contemplating the sale of up to an additional aggregate of 718,238 shares at a Subsequent Closing (as defined therein), of Series C Convertible Preferred Stock, $.01 par value per share (the "Series C Preferred Stock") to the persons that may execute the Series C Purchase Agreement in connection with the Subsequent Closing and who shall, after the Initial Closing be listed on Annex I thereto (each, individually an "Additional Series C Investor," and collectively with the Initial Series C Investors, the "Series C Investors"), and in connection therewith such Series C Investors desire to enter into this Agreement;

                  WHEREAS, certain individuals and entities (the "Series A Holders") are identified as "Investors" in that certain Investor Rights Agreement, dated as of January 28, 2000, as amended and in effect on the date hereof (the "Series A Investor Rights Agreement"), and own shares of the Company's Series A Preferred Stock, $.01 par value per share (the "Series A Preferred Stock");

                  WHEREAS, the Company and the Series A Holders have amended the Series A Investor Rights Agreement to enable the Series B Investors and the Series C Investors to receive certain registration and other rights under this Amended and Restated Registration Rights Agreement which are superior to those of the Series A Holders;

                  WHEREAS, the Series B Investors desire to amend and restate the Existing Registration Rights Agreement as set forth herein; and

                  WHEREAS, the parties are willing to execute this Agreement and to be bound by the provisions hereof.

                  NOW, THEREFORE, in consideration of the mutual promises contained herein and for other good and valuable consideration, the parties hereby agree with each other as follows:

                  1. Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

                  "Commission" shall mean the Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

                  "Common Stock" shall mean the Common Stock, $.01 par value per share, of the Company, as constituted as of the date of this Agreement.

                  "Company" shall have the meaning set forth in the preambles to this Agreement.

                  "Conversion Shares" shall mean, collectively, the Series B Conversion Shares and the Series C Conversion Shares.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

                  "Holder" shall mean any Series B Investor or any Series C Investor who holds Series B Preferred Stock, Series C Preferred Stock or Registrable Securities, or any assignee of record of such Series B Preferred Stock, Series C Preferred Stock or Registrable Securities in accordance with
Section 13(a) hereof.

                  "Initial Public Offering" shall mean the Company's first firm commitment underwritten public offering of its Common Stock registered under the Securities Act.

                  "Purchase Agreements" shall mean, collectively, the Series B Purchase Agreement and the Series C Purchase Agreement.

                  "Registration Expenses" shall mean the expenses so described in Section 8 hereof.

                                       -2

                  "Registrable Securities" shall mean (i) the Conversion Shares and (ii) any other securities issued with respect to the Conversion Shares by way of dividends, stock splits, recapitalization, merger, consolidation or reorganization. Registrable Securities does not include any of the above securities which have been (a) registered under the Securities Act pursuant to an effective registration statement filed hereunder and disposed of in accordance with the registration statement covering them or (b) publicly sold pursuant to Rule 144 under the Securities Act. Further, no Holder shall be entitled to exercise any rights provided for in Sections 4, 5 or 6 hereof after such time as the Rule 144 exemption under the Securities Act is available for the sale of all such Holder's shares during a three month period without registration (other than pursuant to Rule 144(k)).

                  "Securities Act" shall mean the Securities Act of 1933, as amended.

                  "Selling Expenses" shall mean the expenses so described in
Section 8 hereof.

                  "Series B Conversion Shares" shall mean any shares of Common Stock issued or issuable upon conversion of the Series B Preferred Stock.

                  "Series B Purchase Agreement" shall mean that certain Series B Convertible Preferred Stock Purchase Agreement dated January 22, 2001 by and among the Company and the Series B Investors.

                  "Series C Conversion Shares" shall mean any shares of Common Stock issued or issuable upon conversion of the Series C Preferred Stock or the shares of Series C Preferred Stock issuable upon exercise of the Warrants.

                  "Series C Purchase Agreement" shall have the meaning set forth in the preambles to this Agreement.

                  "Warrants" shall mean those warrants which may be issued to the Initial Series C Investors in accordance with the terms and conditions of the Series C Purchase Agreement, at the Subsequent Closing (as defined therein).

                  2. Restrictive Legend. Each certificate representing Series B or Series C Preferred Stock or Registrable Securities shall, except as otherwise provided in this Section 2 or in Section 3 hereof, bear a legend substantially in the following form:

         "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS IT HAS BEEN REGISTERED UNDER THAT ACT OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE."

A certificate shall not bear such legend if in the opinion of counsel satisfactory to the Company the securities being sold thereby may be publicly sold without registration under the Securities Act.

                                       -3

                  3. Notice of Proposed Transfer. Prior to any proposed transfer of any Series B Preferred Stock or Series C Preferred Stock or Registrable Securities, the Holder thereof shall give written notice to the Company of its intention to effect such transfer. Each such notice shall describe the manner of the proposed transfer and, if requested by the Company, shall be accompanied by an opinion of counsel satisfactory to the Company to the effect that the proposed transfer may be effected without registration under the Securities Act, whereupon such Holder shall be entitled to transfer such stock in accordance with the terms of this notice. Each certificate for Series B Preferred Stock or Series C Preferred Stock or Registrable Securities transferred as above provided shall bear the legend set forth in Section 2 hereof, except that such certificate shall not bear such legend if the opinion of counsel referred to above is to the further effect that the transferee and any subsequent transferee (other than an affiliate of the Company) would be entitled to transfer such securities in a public sale without registration under the Securities Act. The restrictions provided for in this Section 3 shall not apply to securities which are not required to bear the legend prescribed by
Section 2 hereof in accordance with the provisions of that Section.

                  4.       Required Registration.

                  (a) At any time after the earlier of (i) the date after the 180th day after the date on which the Initial Public Offering shall have become effective, and (ii) January 22, 2004: either (x) the Holders of at least fifteen percent (15%) of the total Series B Conversion Shares then outstanding or, if the Initial Public Offering shall not have been consummated, the Holders of at least forty percent (40%) of the total Series B Conversion Shares then outstanding (the "Series B Initiating Holder(s)"); or (y) the Holders of at least fifteen percent (15%) of the total Series C Conversion Shares then outstanding or, if the Initial Public Offering shall not have been consummated, the Holders of at least forty percent (40%) of the total Series C Conversion Shares then outstanding (the "Series C Initiating Holder(s)" and, together with the Series B Initiating Holder(s), the "Initiating Holder(s)"), may request the Company to register under the Securities Act all or any portion of the shares of Registrable Securities held by such Initiating Holder(s) for sale in the manner specified in such notice; provided, however, that the reasonably anticipated aggregate offering price to the public of such Registrable Securities equals or exceeds $15,000,000. For purposes of this Section 4 and Sections 5, 6, 13(a) and 13(d) hereof, the only securities which the Company shall be required to register pursuant hereto shall be shares of Common Stock, and provided, however, that, in any underwritten public offering contemplated by this Section 4 or Sections 5 and 6 hereof, the holders of Series B Preferred Stock or Series C Preferred Stock shall be entitled to sell such Series B Preferred Stock or Series C Preferred Stock, as the case may be, to the underwriters for conversion and sale of the shares of Common Stock issued upon conversion thereof.

                  (b) Following receipt of any notice under this Section 4, the Company shall promptly notify (i) all Holders of Registrable Securities from whom notice has not been received and (ii) Series A Holders, and shall use its best efforts to register under the Securities Act, for public sale in accordance with the method of disposition specified in such notice from the Initiating Holder(s), the number of shares of Common Stock specified in such notice (and in all notices received by the Company from other Holders and Series A Holders) within 30 days after the giving of such notice by the Company), subject to the limitations contained in Section 4(c)

                                       -4
below. The number of shares of Common Stock to be registered pursuant to any required registration under this Section 4 shall be allocated, as of the date of the initial filing of the registration statement with the Commission, eighty percent (80%) to the Holders (allocated pro rata among such Holders based upon the number of shares of Common Stock initially sought to be registered by each such Holder, or in such other manner as the Holders shall otherwise agree), and twenty percent (20%) to the Series A Holders (allocated pro rata among such Series A Holders based upon the number of shares of Common Stock initially sought to be registered by each such Series A Holder, or in such other manner as the Series A Holders shall otherwise agree). If such method of disposition shall be an underwritten public offering, the holders of a majority of the shares of Common Stock to be sold by the Holders in such offering may designate the managing underwriter of such offering, subject to the approval of the Company, which approval shall not be unreasonably withheld or delayed. The Company shall be obligated to register Common Stock pursuant to this Section 4 on four occasions only; provided, however, that the Series B Initiating Holder(s) may only act as Initiating Holder(s) to effect two (2) registrations pursuant to this Section 4, and the Series C Initiating Holder(s) may only act as Initiating Holder(s) to effect two (2) registrations pursuant to this Section 4; provided, further, however, that such obligation shall be deemed satisfied only when a registration statement covering not less than seventy-five percent (75%)of the shares of Registrable Securities owned by the Holders and included in the initial filing of such registration statement with the Commission, for sale in accordance with the method of disposition specified by the requesting holders, shall have become effective.

                  (c) Notwithstanding any other provision of this Section 4 or
Section 6 hereof, if the underwriter advises the Company that marketing factors require a limitation of the number of securities to be underwritten (including Common Stock to be sold by Holders and Series A Holders) then the Company shall so advise all participating Holders and all participating Series A Holders, and the number of shares of Common Stock that may be included in the underwriting and registration shall be allocated pro rata among each of the participating Holders and each of the participating Series A Holders based on the number of shares of Common Stock included in the initial filing of such registration statement with the Commission; provided, however, that the number of shares of Common Stock to be sold by Holders and Series A Holders in such underwriting and registration shall not be reduced unless all other securities of the Company are first entirely excluded from the underwriting and registration. Except for registration statements on Form S-4, S-8 or any successor thereto, the Company will not file with the Commission any other registration statement with respect to its Common Stock, whether for its own account or that of other shareholders, from the date of receipt of a notice from requesting holders with respect to an underwritten public offering pursuant to this Section 4 until the completion of the period of distribution of the registration contemplated thereby, unless the underwriter managing such offering otherwise agrees.

                  (d) Notwithstanding the foregoing, if the Company shall furnish to the Initiating Holders a certificate signed by the President of the Company stating that, in the good faith judgment of the Board of Directors of the Company, the Company is presently in good faith negotiations involving an acquisition, financing or other significant transaction which would be materially jeopardized by the filing of the registration statement and the premature disclosure of such transaction in the registration statement or there otherwise exists at the time material

                                       -5
nonpublic information relating to the Company that, in the reasonable opinion of the Company, should not be disclosed, and it is, therefore, essential to defer the filing of such registration statement, then the Company shall have the right to defer such filing for a period of not more than 90 days after receipt of the request of the Initiating Holders; provided, however, that the Company may not utilize this right or the right set forth in Section 6(b)(2) below in the aggregate more than once in any twelve-month period.

                  (e) In addition, the Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to this Section 4 during the period starting with the date when the Company notifies the Holders pursuant to Section 5(a) hereof of the expected filing of a registration subject to Section 5(a) hereof (but in no event earlier than the forty-fifth (45th) day prior to the Company's good faith estimate of the date of filing of such registration), and ending on a date one hundred eighty (180) days after the effective date of such registration subject to Section 5 hereof (or such shorter period following the effective date of such registration subject to Section 5 hereof as the managing underwriter(s) in such Section 5 registration requires the Company and its directors to limit sales or other dispositions of Company securities); provided that the Company is actively employing at all times in good faith all reasonable efforts to cause such registration statement to become effective.

                  5.       Incidental Registration.

                  (a) If the Company at any time (other than pursuant to Section 4 or Section 6 hereof) proposes to register any of its securities under the Securities Act for sale to the public, whether for its own account or for the account of other security holders or both (except with respect to registration statements on Forms S-4 relating solely to a transaction consummated pursuant to Rule 145 of the Securities Act, Form S-8 or another form not available for registering the Registrable Securities for sale to the public), then the Company shall notify all Holders of Registrable Securities in writing at least thirty
(30) days prior to the filing of any such registration (which notice shall include the expected filing date of such registration statement) and will afford each such Holder an opportunity to include in such registration statement all or part of such Registrable Securities held by such Holder. Upon the written request of any such Holder, received by the Company within twenty-five (25) days after the giving of any such notice by the Company, to register any of its Registrable Securities (which request shall state the intended method of disposition thereof), the Company will use its best efforts to cause the Registrable Securities as to which registration shall have been so requested to be included in the securities to be covered by the registration statement proposed to be filed by the Company, all to the extent necessary to permit the sale or other disposition by the Holder (in accordance with its written request) of such Registrable Securities so registered.

                  (b) If a Holder decides not to include all of its Registrable Securities in any registration statement thereafter filed by the Company, such Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein. In the event that any registration pursuant to this Section 5 shall be, in whole or in part, an underwritten public offering of Common Stock, the

                                       -6

Company shall have the right to designate the managing underwriter of such offering. In such event, the right of any Holder to be included in a registration pursuant to this Section 5 shall be conditioned upon the Holder's participation in the underwriting and acceptance of the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (or by other persons entitled to select the underwriters). Notwithstanding any other provision of this Agreement, if the underwriter determines in good faith that marketing factors require a limitation of the number of shares to be underwritten, and if such registration involves the offering and sale of newly-issued securities by the Company as to which securityholders may have incidental or piggyback registration rights, then the number of shares that may be included in the underwriting shall be allocated: first, to the Company; second, to the Holders and to the Series A Holders pro rata based on the total number of shares of Common Stock that each of the Holders and each of the Series A Holders sought to include in such registration, as reflected in the registration statement as initially filed with the Commission (or in such other manner as the Holders and the Series A Holders shall otherwise agree); and third, to any stockholder of the Company (other than a Holder or Series A Holder) pro rata based upon the total number of shares of Common Stock that each such stockholder sought to include in such registration, as reflected in the registration statement as initially filed with the Commission (or in such other manner as such other stockholders shall otherwise agree). Notwithstanding any other provision of this Agreement, if the underwriter determines in good faith that marketing factors require a limitation of the number of shares to be underwritten, and if such registration involves a demand or S-3 registration effected by the Series A Holders pursuant to the Series A Investor Rights Agreement, then the number of shares that may be included in the underwriting shall be allocated; first, to the Series A Holders as set forth in the Series A Investor Rights Agreements; second, to the Holders pro rata based on the total number of shares of Common Stock that each of the Holders sought to include in such registration (or in such other manner as such Holders shall otherwise agree); and third; to any stockholder of the Company (other than a Holder or a Series A Holder) pro rata based upon the total number of shares of Common Stock that each such stockholder sought to include in such registration (or in such other manner as such stockholders shall otherwise agree). If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the underwriter, delivered at least ten (10) business days prior to the effective date of the registration statement. Any Registrable Securities excluded or withdrawn from such underwriting shall be excluded and withdrawn from the registration. For any Holder which is a partnership or corporation, the partners, retired partners and stockholders of such Holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "Holder," and any pro rata reduction with respect to such "Holder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "Holder," as defined in this sentence. Other than the rights previously granted to the Series A Holders, the Company shall not grant the incidental rights described in this Section 5 to any holder of the Company's securities other than the Series B Investors and Series C Investors.

                  (c) The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 5 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration. The Registration Expenses of such withdrawn registration shall be borne by the Company in accordance with Section 8 hereof.

                                       -7

                  6.       Registration on Form S-3.

                  (a) If at any time (i) the Holder or Holders of thirty percent (30%) of the Registrable Securities then outstanding requests that the Company file a registration statement on Form S-3 or any successor thereto for a public offering of all or any portion of the shares of Registrable Securities held by such requesting Holder or Holders, the reasonably anticipated aggregate price to the public of which would exceed $1,000,000, and (ii) the Company is a registrant entitled to use Form S-3 or any successor thereto to register such shares, then the Company shall use it best efforts to register under the Securities Act on Form S-3 or any successor thereto, for public sale in accordance with the method of disposition specified in such notice, the number of shares of Registrable Securities specified in such notice. Whenever the Company is required by this Section 6 to use its best efforts to effect the registration of Registrable Securities, each of the procedures and requirements of Section 4 (including but not limited to the requirement that the Company notify all holders of Registrable Securities from whom notice has not been received (and, if the requesting Holder(s) intend to distribute their Registrable Securities by means of an underwritten offering, the Series A Holders) and provide them with the opportunity to participate in the offering) shall apply to such registration; provided, however, that, except as otherwise expressly set forth in this Section 6, (i) there shall be no limitation on the number of registrations on Form S-3 which may be requested and obtained under this Section 6, and (ii) the requirements contained in the first sentence of
Section 4(a) shall not apply to any registration on Form S-3 which may be requested and obtained under this Section 6. Registrations effected pursuant to this Section 6 shall not be counted as demands for registration or registrations effected pursuant to Section 4 or 5 hereof. After the Company's Initial Public Offering, the Company will use its best efforts to qualify for the registration of its shares of Common Stock on Form S-3. Notwithstanding the foregoing, the Company shall not be required pursuant to this Section 6 to file more than one registration statement on Form S-3 in any twelve-month period.

                  (b) Notwithstanding the foregoing, the Company shall not be obligated to effect any such registration or qualification pursuant to this
Section 6: (i) if Form S-3 is not available for such offering by the Holders;
(ii) if the Company shall furnish to the Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, the Company is presently in good faith negotiations involving an acquisition, financing or other significant transaction which would be materially jeopardized by the filing of the registration statement and the premature disclosure of such transaction in the registration statement or there otherwise exists at the time material nonpublic information relating to the Company that, in the reasonable opinion of the Company, should not be disclosed, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than 90 days after receipt of the request of the Holder or Holders under this Section 6; provided, however, that the Company shall not utilize this right or the right set forth in Section 4(c) above, in this aggregate, more than once in any twelve month period; (iii) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance; or (iv) during the period ending one hundred eighty (180) days after the effective date of a registration statement subject to Section 5 (or such shorter period following the effective date of such registration subject to Section 5 hereof as the

                                       -8
managing underwriter(s) in such Section 5 registration requires the Company and its directors to limit sales or other disposition of Company securities).

                  (c) If the Holders initiating the registration request under this Section 6 intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as part of their request made pursuant to this Section 6 and the Company shall include such information in the written notice referred to in subsection 6(a). The underwriter will be selected by a majority in interest of such initiating Holders and shall be reasonably acceptable to the Company. In such event, the right of any Holder to include its Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of such initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting. The number of shares of Common Stock to be registered pursuant to any required registration under this Section 6 that involves an underwritten public offering shall be allocated, as of the date of the initial filing of the registration statement with the Commission, two-thirds to the Holders (allocated pro rata among such Holders based upon the number of shares of Common Stock initially sought to be registered by each such Holder, or in such other manner as the Holders shall otherwise agree), and one-third to the Series A Holders (allocated pro rata among such Series A Holders based upon the number of shares of Common Stock initially sought to be registered by each such Series A Holder, or in such other manner as the Series A Holders shall otherwise agree). If such method of disposition under this Section 6 shall be an underwritten public offering, the holders of a majority of the shares of Common Stock to be sold by the Holders in such offering may designate the managing underwriter of such offering, subject to the approval of the Company, which approval shall not be unreasonably withheld or delayed. Notwithstanding any other provision of this Section 6, if the underwriter advises the participating Holders and the participating Series A Holders and the Company in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Company shall so advise all participating Holders and all participating Series A Holders, and the number of shares of Common Stock that may be included in the underwriting and registration shall be allocated pro rata among each of the participating Holders and each of the participating Series A Holders based on the number of shares of Common Stock included in the initial filing of such registration statement with the Commission (or in such other manner as such participating Holders and participating Series A Holders shall otherwise agree); provided, however, that the number of shares of Common Stock to be sold by Holders and Series A Holders in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting.

                  7. Registration Procedures. If and whenever the Company is required by the provisions of Sections 4, 5 or 6 hereof to use its best efforts to effect the registration of any shares of Registrable Securities under the Securities Act, the Company will, expeditiously as reasonably practicable:

                  (a) prepare and file with the Commission a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain

                                       -9
effective for the period of the distribution contemplated thereby (determined as hereinafter provided);

                  (b) prepare and file with the Commission such amendments and supplements to such registration statement and related prospectus as may be necessary to keep such registration statement effective for the period specified in paragraph (a) above and comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement in accordance with the sellers' intended method of disposition set forth in such registration statement for such period;

                  (c) furnish to each seller of Registrable Securities and to each underwriter such number of copies of the registration statement and related prospectus (including each preliminary prospectus) as such persons reasonably may request in order to facilitate the public sale or other disposition of the Registrable Securities covered by such registration statement;

                  (d) use its best efforts to register or qualify the Registrable Securities covered by such registration statement under the securities or "blue sky" laws of such jurisdictions as the sellers of Registrable Securities or, in the case of an underwritten public offering, the managing underwriter reasonably shall request to enable the public sale or other disposition in such jurisdictions of the Registrable Securities;

                  (e) list the Registrable Securities covered by such registration statement with any securities exchange on which the Common Stock of the Company is then listed;

                  (f) immediately notify each seller of Registrable Securities and each underwriter under such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus contained in such registration statement contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

                  (g) if the offering is underwritten and at the request of any seller of Registrable Securities, furnish on the date that Registrable Securities is delivered to the underwriters for sale pursuant to such registration: (i) an opinion of counsel satisfactory to the seller stating that such registration statement has become effective under the Securities Act and that (A) to the best knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act, (B) the registration statement, the related prospectus and each amendment or supplement thereof comply as to form in all material respects with the requirements of the Securities Act and (C) to such other effects as reasonably may be requested by counsel for the underwriters or by such seller or its counsel, and (ii) a letter dated such date from the independent public accountants retained by the Company, addressed to the underwriters and to such seller, stating that they are independent public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements of the Company included in the registration statement or the prospectus, or any amendment or supplement thereof, comply as to form in all material respects with the applicable accounting

                                      -10
requirements of the Securities Act, and such letter shall additionally cover such other financial matters (including information as to the period ending no more than five business days prior to the date of such letter) with respect to such registration as such underwriters reasonably may request; and

                  (h) make available for inspection by each seller of Registrable Securities, any underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any seller, underwriter, attorney, accountant or agent in connection with such registration statement, provided that anyone receiving such information pursuant to this paragraph 7(h) agrees to hold such information in confidence.

                  For purposes of Section 7(a) and 7(b) and of Section 4(c), the period of distribution of Registrable Securities in a firm commitment underwritten public offering shall be deemed to extend until the earlier of (i) the date each underwriter has completed the distribution of all securities purchased by it or (ii) 90 days after the effective date thereof, and the period of distribution of Registrable Securities in any other registration shall be deemed to extend until the earlier (y) of the sale of all Registrable Securities covered thereby and (z) 180 days after the effective date thereof.

                  In connection with each registration hereunder, the sellers of Registrable Securities will furnish to the Company in writing such information with respect to themselves and the proposed distribution by them and execute such documents regarding the sale of the Registrable Securities as reasonably shall be necessary in order to assure compliance with federal and applicable state securities laws.

                  In connection with each registration pursuant to Sections 4, 5 or 6 hereof covering an underwritten public offering, the Company and each seller agree to enter into, and perform its obligations under, a written agreement with the managing underwriter selected in the manner herein provided in such form and containing such provisions as are customary in the securities business for such an arrangement between such underwriter and companies of the Company's size and investment stature.

                  8. Expenses. All expenses incurred by the Company in complying with Sections 4, 5 and 6 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including counsel fees) incurred in connection with complying with state securities or "blue sky" laws, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars, costs of insurance and fees and disbursements of one counsel for sellers of Registrable Securities (up to a maximum of $20,000 per registration), but excluding any Selling Expenses, shall be deemed "Registration Expenses." All underwriting discounts and selling commissions applicable to the sale of Registrable Securities, and all fees and expenses of counsel, if any, other than the counsel whose fees are included in Registration Expenses, shall be deemed "Selling Expenses."

                                      -11

                  The Company will pay all Registration Expenses in connection with each registration statement under Sections 4, 5 and 6 hereof. All Selling Expenses in connection with each registration statement under Sections 4, 5 and 6 hereof shall be paid by the participating sellers and the Company, to the extent the Company shall be a seller pro rata on the basis of the number of shares of Common Stock so registered.

                  9.       Indemnification and Contribution.

                  (a) In the event of a registration of any of the Registrable Securities under the Securities Act pursuant to Sections 4, 5 or 6 hereof, the Company will indemnify and hold harmless each seller of such Registrable Securities thereunder and each of the partners, officers, directors and stockholders, and each underwriter of such Registrable Securities thereunder and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which they may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) (i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Registrable Securities were registered under the Securities Act pursuant to Sections 4, 5 or 6 hereof, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, (ii) arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or
(iii) arise out of any violation or alleged violation by the Company of the Securities Act, the Exchange Act or any applicable state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any applicable state securities law in connection with any such registration, and will reimburse each such seller, each such underwriter and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable to any seller in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or omission so made in conformity with information furnished by any such seller in writing specifically for use in such registration statement or prospectus, or any amendment or supplement thereof.

                  (b) In the event of a registration of any of the Registrable Securities under the Securities Act pursuant to Sections 4, 5 or 6 hereof, each seller of such Registrable Securities thereunder, severally and not jointly, will indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of the Securities Act, each officer of the Company who signs the registration statement, each director of the Company, each underwriter and each person who controls any underwriter within the meeting of the Securities Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer, director, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Registrable Securities was registered under the Securities Act pursuant to Sections 4, 5 or 6 hereof, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or

                                      -12
arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that such seller will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or omission made in reliance upon and in conformity with information pertaining to such seller, as such, furnished in writing to the Company by such seller specifically for use in such registration statement or prospectus; and provided further, however, that the liability of each seller hereunder shall be limited to the proceeds received by such seller from the sale of Registrable Securities covered by such registration statement.

                  (c) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this Section 9 and shall only relieve it from any liability which it may have to such indemnified party under this
Section 9 if and to the extent the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 9 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected, provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

                  (d) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any indemnified party hereunder makes a claim for indemnification pursuant to this
Section 9 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 9 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such indemnified party hereunder or for which indemnification is provided under this Section 9, then, and in each such case, the indemnifying party, in lieu of indemnifying such indemnified party hereunder, will

                                      -13
contribute to the aggregate losses, claims, damages or liabilities to which they may be subject to otherwise indemnifying the indemnified party (after contribution from others) in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the violation(s) that resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, however, that, in any such case, (A) no Holder will be required to contribute any amount in excess of the proceeds received by such Holder from the sale of all such Registrable Securities covered by such registration statement; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

                  10. Changes in Common Stock or Series B Preferred Stock or Series C Preferred Stock. If, and as often as, there is any change in the Common Stock or the Series B Preferred Stock or Series C Preferred Stock by way of a stock split, stock dividend, combination or reclassification, or through a merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof so that the rights and privileges granted hereby shall continue with respect to the Common Stock or the Series B Preferred Stock or Series C Preferred Stock as so changed.

                  11. Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Registrable Securities to the public without registration, at all times commencing 90 days after the consummation of the Company's Initial Public Offering, the Company agrees to:

                  (a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act;

                  (b) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

                  (c) furnish to each holder of Registrable Securities forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of such Rule 144 and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as such holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such holder to sell any Registrable Securities without registration.

                  12. Representations and Warranties of the Company. The Company represents and warrants as follows:

                                      -14

                  (a) The execution, delivery and performance of this Agreement by the Company has been duly authorized by all requisite corporate action and will not violate any provision of law, any order of any court or other agency of government, the Certificate of Incorporation or Bylaws of the Company or any provision of any indenture, agreement or other instrument to which it or any or its properties or assets is bound, conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Company.

                  (b) This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy and insolvency laws and by other laws affecting the rights of creditors generally or by the availability of equitable remedies and except as rights of indemnity or contribution may be limited by federal or state securities or other laws or the public policy underlying such laws.

                  13.      Miscellaneous.

                  (a) All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto (including, without limitation, transferees of any Series B or Series C Preferred Stock or Registrable Securities that has not been sold under a registration statement or pursuant to Rule 144 under the Securities Act), whether so expressed or not.

                  (b) All notices, requests, consents and other communications hereunder shall be in writing and shall be mailed by certified or registered mail, return receipt requested, postage prepaid, or telexed, in the case of non-U.S. residents, addressed as follows:

                  if to the Company or any Series B or Series C Investor, at the address of such party set forth in the respective Purchase Agreements;

                  if to any subsequent holder of Series B or Series C Preferred Stock or Registrable Securities, to it at such address as may have been furnished to the Company in writing by such holder;

or, in any case, at such other address or addresses as shall have been furnished in writing to the Company (in the case of a holder of Series B or Series C Preferred Stock or Registrable Securities) or to the holders of Series B or Series C Preferred Stock or Registrable Securities (in the case of the Company) in accordance with the provisions of this paragraph.

                  (c) The Company is a Delaware corporation and all matters pertaining to its corporate governance and corporate finance shall be governed by the Delaware General Corporation Law. Subject to the preceding sentence, generally this Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

                  (d) This Agreement may not be amended or modified, and no provision hereof may be waived, without the written consent of the (i) Company,
(ii) Initial Series B Investors (as

                                      -15
defined in this Agreement) holding at least sixty percent (60%) of the votes entitled to be cast by the holders of the Series B Conversion Shares owned by all such Initial Series B Investors, solely with respect to such Series B Conversion Shares (iii) Initial Series C Investors (as defined in this Agreement) holding at least sixty percent (60%) of the votes entitled to be cast by the holders of the Series C Conversion Shares owned by all such Initial Series C Investors, solely with respect to such Series C Conversion Shares and
(iv) the holders of a majority of the votes entitled to be cast by the holders of the Registrable Securities then outstanding. Notwithstanding the foregoing, this Agreement may be amended with only the written consent of the Company and its subsidiaries to include additional purchasers of Registrable Securities as "Series B Investors or Series C Investors," "Holders" and parties hereto in accordance with the provisions hereof, except that a Holder may assign the rights hereunder without such consent pursuant to the provisions set forth herein.

                  (e) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  (f) The obligations of the Company to register shares of Registrable Securities under Sections 4, 5 and 6 hereof shall terminate on the fifth anniversary of the consummation of the Company's Initial Public Offering.

                  (g) If requested in writing by the underwriters for the Company's Initial Public Offering, each holder of Registrable Securities who is a party to this Agreement shall agree not to sell publicly any shares of Registrable Securities or other shares of Common Stock (other than shares of Registrable Securities or other shares of Common Stock being registered in such offering), without the consent of such underwriters, for a period of not more than 180 days following the effective date of the registration statement relating to such offering; provided, however, that all persons entitled to registration rights with respect to shares of Common Stock who are not parties to this Agreement, all other persons selling shares of Common Stock in such offering and all executive officers and directors of the Company shall also have agreed not to sell publicly their Common Stock under the circumstances and pursuant to the terms set forth in this Section 13(g).

                  (h) So long as any of the registration rights under this Agreement remain in effect, the Company shall not grant to any third party any registration rights (i) which are more favorable than any of those contained herein or (ii) which give such third party the right to require registration on a basis concurrent with the Holders unless the relative priorities of the respective registration rights are agreed to by the Holders.

                  (i) If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

                                      -16

                  (j) This Agreement (including the Exhibits hereto, if any) constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof and any previous agreement among the parties relating to the subject matter hereof and thereof is superseded by this Agreement, including, without limitation, the Existing Registration Rights Agreement.

                            [SIGNATURE PAGE FOLLOWS]

                                      -17

                  IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Registration Rights Agreement as of the date and year set forth above.

                                        ANIMAS CORPORATION

                                        By: /s/ Katherine D. Crothall
                                           -----------------------------

                                        Title: President/CEO

                                        LIBERTY VENTURES I, L.P.

                                        By: Liberty Ventures, Inc.
                                        Corporate General Partner

                                        By: /s/ Thomas Morse
                                           -----------------------------
                                           Thomas Morse
                                             President

                                        LIBERTY VENTURES II, L.P.

                                        By: Liberty Venture Partners II, LLC,
                                            its General Partner

                                        By: /s/ Thomas Morse
                                           -----------------------------
                                            Thomas Morse
                                            Managing Director

                                        JOHNSON & JOHNSON DEVELOPMENT
                                        CORPORATION

                                        By: /s/ Roger J. Guidi
                                           -----------------------------
                                            Name: Roger J. Guidi
                                            Title: Vice President

                     [Signatures continue on following page]

                                      -18

                                        HLM/UH FUND, L.P.

                                        By: HLM/UH Associates, LLC
                                            Its General Partner

                                        By: HLM Management Co., Inc.
                                            Managing Member

                                        By: /s/ Edward L. Cahill
                                           -----------------------------
                                           (Officer)

                                        HLM OPPORTUNITIES FUND, L.P.

                                        By: HLM Opportunities Associates, LLC
                                            Its General Partner

                                        By: HLM Management Co., Inc.
                                            Managing Member

                                        By: /s/ Edward L. Cahill
                                           -----------------------------
                                           (Officer)

                                        HLM/CB FUND II, L.P.

                                        By: HLM/CB Associates II, LLC
                                            Its General Partner

                                        By: HLM Management Co., Inc.
                                            Managing Member

                                        By: /s/ Edward L. Cahill
                                           -----------------------------
                                           (Officer)

                     [Signatures continue on following page]

                                      -19

                                        U.S. BANCORP PIPER
                                        JAFFRAY ECM FUND II, LLC

                                        By: /s/ John Jacobs
                                            -----------------------------
                                              Name:  John Jacobs
                                              Title: Managing Member

                                        U.S. BANCORP PIPER JAFFRAY
                                        ECM FUND II - INVESTORS 03

                                        By: /s/ John Salveson
                                            -----------------------------
                                              Name:  John Salveson
                                              Title: Administrative Member

                                        KATHERINE CROTHALL, an individual

                                         /s/ Katherine D. Crothall
                                        ---------------------------------

                                        GRAEME CROTHALL, an individual

                                         /s/ Graeme Crothall
                                        ---------------------------------

                                        WILLIAM GRAHAM, an individual

                                         /s/ William Graham
                                        ---------------------------------

                                         ANVERS L.P.

                                        By:_______________________, LLC
                                              Its General Partner

                                        By: _____________________________

                                              Name:______________________
                                              Title: ____________________

                     [Signatures continue on following page]

                                      -20

                                        U.S. BANCORP PIPER
                                        JAFFRAY ECM FUND II, LLC

                                        By: _____________________________
                                              Name:  John Jacobs
                                              Title: Managing Member

                                        U.S. BANCORP PIPER JAFFRAY
                                        ECM FUND II - INVESTORS 03

                                        By: _____________________________
                                              Name:  John Salveson
                                              Title: Administrative Member

                                        KATHERINE CROTHALL, an individual

                                         /s/ Katherine D. Crothall
                                        -------------------------------------
                                        Katherine D. Crothall, TTE
                                        for Peter Laakmann Trust

                                        GRAEME CROTHALL, an individual

                                         /s/ Graeme Crothall
                                        -------------------------------------

                                        WILLIAM GRAHAM, an individual

                                         /s/ William Graham
                                        -------------------------------------
                                        Attorney-In-Fact for
                                        William A. Graham, V

                                        ANVERS L.P.

                                        By:_______________________, LLC
                                              Its General Partner

                                        By: _____________________________

                                              Name:______________________
                                              Title: ____________________

                     [Signatures continue on following page]

                                      -21

                                        U.S. BANCORP PIPER
                                        JAFFRAY ECM FUND II, LLC

                                        By: _____________________________
                                              Name:  John Jacobs
                                              Title: Managing Member

                                        U.S. BANCORP PIPER JAFFRAY
                                        ECM FUND II - INVESTORS 03

                                        By: _____________________________
                                              Name:  John Salveson
                                              Title: Administrative Member

                                        KATHERINE CROTHALL, an individual

                                         /s/ Katherine D. Crothall
                                        -------------------------------------
                                        TTE for Peter Laakmann Trust

                                        GRAEME CROTHALL, an individual

                                         /s/ Graeme Crothall
                                        -------------------------------------

                                        WILLIAM GRAHAM, an individual

                                         /s/ William Graham
                                        -------------------------------------
                                        Attorney-In-Fact for
                                        Laura M. Graham

                                        ANVERS L.P.

                                        By:_______________________, LLC
                                              Its General Partner

                                        By: _____________________________

                                              Name:______________________
                                              Title: ____________________

                     [Signatures continue on following page]

                                      -22

                                        U.S. BANCORP PIPER
                                        JAFFRAY ECM FUND II, LLC

                                        By: _____________________________
                                              Name:  John Jacobs
                                              Title: Managing Member

                                        U.S. BANCORP PIPER JAFFRAY
                                        ECM FUND II - INVESTORS 03

                                        By: _____________________________
                                              Name:  John Salveson
                                              Title: Administrative Member

                                        KATHERINE CROTHALL, an individual

                                         /s/ Katherine D. Crothall
                                        -------------------------------------
                                        TTE for Peter Laakmann Trust

                                        GRAEME CROTHALL, an individual

                                        _____________________________________

                                        WILLIAM GRAHAM, an individual

                                        _____________________________________

                                        ANVERS L.P.

                                        By:_______________________, LLC
                                              Its General Partner

                                        By: _____________________________

                                              Name:______________________
                                              Title: ____________________

                     [Signatures continue on following page]

                                      -23

                                        U.S. BANCORP PIPER
                                        JAFFRAY ECM FUND II, LLC

                                        By: _____________________________
                                              Name:  John Jacobs
                                              Title: Managing Member

                                        U.S. BANCORP PIPER JAFFRAY
                                        ECM FUND II - INVESTORS 03

                                        By: _____________________________
                                              Name:  John Salveson
                                              Title: Administrative Member

                                        KATHERINE CROTHALL, an individual

                                         /s/ Katherine D. Crothall
                                        -------------------------------------
                                        TTE for Peter Laakmann Trust

                                        GRAEME CROTHALL, an individual

                                        _____________________________________

                                        WILLIAM GRAHAM, an individual

                                        _____________________________________

                                        ANVERS L.P.

                                        By:_______________________, LLC
                                              Its General Partner

                                        By: _____________________________

                                              Name:______________________
                                              Title: ____________________

                     [Signatures continue on following page]

                                      -24

                                        ANVERS II L.P.

                                        By:_______________________, LLC
                                              Its General Partner

                                        By: _____________________________

                                              Name:______________________
                                              Title: ____________________

                                      -25